                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)      March 4, 2005
                                                         -----------------------

                                  Syntel, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Michigan
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-22903                             38-2312018
--------------------------------------------------------------------------------
      (Commission File Number)             (IRS Employer Identification No.)


             525 E. Big Beaver Road, Suite 300, Troy, Michigan 48083
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (248) 619-2800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On March 3, 2005, the Board of Directors of Syntel, Inc. (the "Company") declared a special dividend of $1.50 per share with a record date of March 14, 2005 and a payment date of March 31, 2005. On March 4, 2005, the Company issued a press release announcing the special dividend. A copy of the press release is attached to this Report as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         Exhibit
         Number

         99.1              Press Release dated March 4, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Syntel, Inc.
                              --------------------------------------------------
                                             (Registrant)



Date     March 4, 2005        By            /s/ Daniel M. Moore
       ---------------            ----------------------------------------------

                                  Daniel M. Moore, Chief Administrative Officer


                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated March 4, 2005.





















                                       3